OTHER LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
OTHER LIABILITIES
Committed subscription proceeds for San Nicolas project	$ 195,952	$ 229,950
Pension benefit obligations	51,793	56,255
Deferred income	34,888	24,046
Other	6,261	11,855
Total other liabilities	288,894	322,106
Contributions	$ 16,300	$ 11,000